UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 28, 2005

BLACK HILLS CORPORATION

(Exact name of registrant specified in its charter)

South Dakota	001-31303	46-0458824
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

625 Ninth Street, PO Box 1400
Rapid City, South Dakota		57709-1400
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone, including area code:                                                      605.721.1700

Not Applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                          Other Events.

On November 28, 2005, Black Hills Corporation issued a press release announcing a conference call on November 28, 2005 relating to its proposal to combine with NorthWestern Corporation in a stock-for-stock merger.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  A copy of the presentation in connection with the conference call is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including the exhibits hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                          Financial Statements and Exhibits.

(c) Exhibits.

99.1 – Press release dated November 28, 2005.

99.2 – Presentation dated November 28, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

Date:	November 28, 2005	By:	/s/ MARK T. THIES
		Name:	Mark T. Thies
		Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document

99.1	Press release dated November 28, 2005.
99.2	Presentation dated November 28, 2005.